Exhibit 10.30

AMENDMENT #2 TO DEFINITIVE PROJECT AGREEMENT #1

This AMENDMENT effective as of October 1, 2002

BETWEEN:                                CMC Electronics Inc., having its Executive Offices at 600 Dr. Frederik Philips Boulevard in the city of Saint-Laurent, Quebec, Canada, H4M 2S9 (hereinafter referred to as “CMC”)

AND:                                                                 NovAtel Inc., having its Executive Offices at 1120 68th Avenue N.E., Calgary, Alberta, Canada, T2E 8S5 (hereinafter referred to as “NovAtel”)

CMC and NovAtel are sometimes hereinafter referred to collectively as the “Parties”.

WHEREAS the Parties entered into a Definitive Project Agreement #1 dated July 28, 1998 (the “DPA”) regarding the joint development of a certified GPS receiver for aerospace and other applications (the “GNSSA Module”);

WHEREAS pursuant to the DPA, the Parties are in the process of developing a receiver for aerospace applications, namely the Primus Epic (the “First Project”);

WHEREAS the Parties have executed Amendment No. 1 to the DPA (hereinafter referred to as “Amendment No. 1”) to cover the development of a separate receiver for ground applications, namely the LAAS Ground Station Facility Cat 1 Receiver to be sold to Honeywell (the “Second Project”);

WHEREAS NovAtel has requested CMC to modify Amendment No. 1 to alter the payment schedule for the Second Project; and

WHEREAS CMC has requested NovAtel to modify the DPA to reduce royalties payable to NovAtel on sales of GNSSA Modules by CMC to the general aviation (“GA”) market.

NOW THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows:

1.                                       INTERPRETATION

1.1                                 Subject to the terms and conditions contained within this Amendment, the terms and conditions of the DPA and of Amendment No. 1 shall continue in full force and effect. Where reference is made in this Amendment to a section or subsection number, it shall refer to a section or subsection number in the DPA, unless otherwise stated. In the event of any conflict between the terms and conditions of this Amendment and of Amendment No. 1, the terms and conditions of this Amendment shall take precedence.

1.2                                 This amendment shall be interpreted as part of and in the manner set out in the DPA. This Amendment shall supercede all previous discussions and representations, whether written or oral, relating to its subject matter, and may not be modified except by a written document signed by both Parties.

2.                                       MODIFICATIONS TO AMENDMENT No. 1

2.1                                 Schedule 2.2B attached hereto shall replace Schedule 2.2A of Amendment No. 1.  The remainder of the DPA shall remain unchanged.

3.                                       MODIFICATIONS TO THE DPA

3.1                                 Schedule 8A attached hereto shall replace Schedule 8 of the DPA.  The remainder of the DPA shall remain unchanged.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their duly authorized representatives and is effective on the day and year first above written.

CMC ELECTRONICS INC.

/s/ BRUCE BAILEY

NOVATEL INC.

/s/ JONATHAN W. LADD